SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 21, 2003

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.                             EXHIBITS

(c) Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press Release dated April 21, 2003, entitled “Inverness Medical Innovations Announces Appointment of New Auditor”

ITEM 9.                             REGULATION FD DISCLOSURE / RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is being furnished pursuant to the requirements of Item 12, “Results of Operations and Financial Condition,” is being reported under Item 9, “Regulation FD Disclosure.”

On April 21, 2003, Inverness Medical Innovations, Inc. issued a press release entitled “Inverness Medical Innovations Announces Appointment of New Auditor,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.  The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Paul T. Hempel
Paul T. Hempel
General Counsel and Secretary

Dated: April 22, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 21, 2003, entitled “Inverness Medical Innovations Announces Appointment of New Auditor”